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                                                                 EXHIBIT 8(i)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated November 23, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Annuity Insurance Company, a Texas life insurance company and American General Distributors, Inc. (formally known as A.G. Distributors, Inc. and AGA Brokerage Services, Inc.), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   SCHEDULE A


-------------------------------------------------------------------------------------------------------------------------------
          FUNDS AVAILABLE UNDER                        SEPARATE ACCOUNTS                      POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                             UTILIZING SOME OR                              SEPARATE ACCOUNTS
                                                       ALL OF THE FUNDS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund          AG Separate Account A                    o        VA61-94
AIM V.I. Diversified Income Fund                                                     o        VA61-T5-94
AIM V.I. International Equity Fund                                                   o        VA63-94
AIM V.I. Value Fund                                                                  o        VA63-T5-94
                                                                                     o        VA64-T5-94
                                                                                     o        VA124-99R
                                                                                     o        VA123-98
-------------------------------------------------------------------------------------------------------------------------------


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   August 1, 2000




                                             AIM VARIABLE INSURANCE FUNDS



Attest:                                      By:
        ----------------------------------       -----------------------------
Name:   Nancy L. Martin                      Name:  Robert H. Graham
Title:  Assistant Secretary                  Title: President


(SEAL)

                                             AIM DISTRIBUTORS, INC.



Attest:                                      By:
        ----------------------------------       -----------------------------
Name:   Nancy L. Martin                      Name:  Michael J. Cemo
Title:  Assistant Secretary                  Title: President


(SEAL)



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                                             AMERICAN GENERAL ANNUITY
                                             INSURANCE COMPANY



Attest:                                      By:
         ---------------------------------       -----------------------------
Name:                                        Name:
      ------------------------------------         ---------------------------
Title:                                       Title:
       -----------------------------------          --------------------------


(SEAL)


                                             AMERICAN GENERAL DISTRIBUTORS, INC.



Attest:                                      By:
        ----------------------------------       -------------------------------
Name:                                        Name:
      ------------------------------------         -----------------------------
Title:                                       Title:
       -----------------------------------          ----------------------------


(SEAL)




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